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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):       March 29, 2005
                                    -----------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-10786                13-3032158
-------------------------------   -----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


   702 Spirit 40 Park Drive, Chesterfield, Missouri                63005
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number,
including area code                                            (636) 530-8000
                                                            --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement.

         Insituform Technologies, Inc. (the "Company") and AOC, LLC ("AOC") entered into a Resin Purchase Agreement (the "Agreement"), effective as of March 29, 2005, for the purchase and sale of certain unsaturated polyester resins and vinyl ester resins (the "Products") used by the Company in its cured-in-place pipe process. The Agreement provides for the exclusive sale of the Products by AOC to the Company or to third parties designated by the Company. Under the terms of the Agreement, the Company agrees to purchase and AOC agrees to sell certain specified minimum quantities of the Products; provided, however, that in no event shall the Company require AOC to deliver in any month more than fifty percent (50%) of the Company's estimated requirements for the respective quarter.

         The Agreement has an initial term from March 29, 2005 until December 31, 2007, which term shall renew for succeeding 12-month periods until the Agreement is terminated by either party upon 180-days' prior written notice to the other party. The Agreement contains additional terms and conditions including, but not limited to, indemnification, insurance and confidentiality.



Item 9.01.    Financial Statements and Exhibits.

     (c)      Exhibits.

              See the Index to Exhibits attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INSITUFORM TECHNOLOGIES, INC.


                               By:  /s/ David F. Morris
                                  ----------------------------------------------
                                  David F. Morris
                                  Vice President, General Counsel and Secretary

Date:  April 4, 2005


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                                INDEX TO EXHIBITS


   Exhibit     Description
   -------     -----------

   10.1 Resin Purchase Agreement, dated as of March 29, 2005, by and between AOC, LLC and Insituform Technologies, Inc.